UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2007

WENDY'S INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-08116	31-0785108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio		43017
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-764-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2007, the Company announced the appointment of Joseph Jay Fitzsimmons, 59, as Executive Vice President and Chief Financial Officer. Mr. Fitzsimmons will assume his new role effective April 23, 2007. Information on the business experience of Mr. Fitzsimmons is set forth in the press release attached hereto as Exhibit 99.

Mr. Fitzsimmons' annual salary will be $522,000 and he will be eligible to earn annual target bonuses of 65% of base salary, based on attainment of pre-established financial and individual goals. As a reward for his service during the remainder of 2007, the Company will pay Mr. Fitzsimmons a minimum bonus of $130,000 for fiscal 2007. The Company will also pay Mr. Fitzsimmons a signing bonus of $200,000 with 50% paid within 30 days of April 23, 2007, and 50% paid on or about May 1, 2008, and will, on or about May 1, 2007, grant to him restricted stock units valued at $250,000, which will all vest after three years. If he were to leave the Company prior to May 1, 2010, he would forfeit the award of restricted stock units.

Subject to approval by the Board's Compensation Committee and approval of the Company's 2007 Stock Incentive Plan by shareholders, Mr. Fitzsimmons is expected to receive on or about May 1, 2007, a combination of performance units and stock options valued at $652,500. The stock options to be awarded will vest ratably over three years and the performance units will vest after three years based on the attainment of specified Company performance objectives. The Company also expects to enter into a change of control agreement with Mr. Fitzsimmons after he begins his employment with the Company, the terms of which are described on page 26 of the Company's 2007 proxy statement. Mr. Fitzsimmons will also be entitled to participate in the Company's executive benefit plans and programs.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit 99 - Press release issued by the Company dated April 17, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY'S INTERNATIONAL, INC.

April 20, 2007	By:	Kerrii B. Anderson

Name: Kerrii B. Anderson
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99	Press release issued by the Company dated April 17, 2007